  THE WARRANTS AND THE SHARES OF COMMON STOCK REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS THEREFROM. THESE WARRANTS MAY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED TO BE SO TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS UNDER THE SECURITIES ACT OF 1933 AND THE REGULATIONS PROMULGATED PURSUANT THERETO (UNLESS EXEMPT THEREFROM), AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION SHALL NOT VIOLATE ANY FEDERAL OR STATE SECURITIES LAWS, OR THE WRITTEN CONSENT OF THE COMPANY.

                              WARRANT CERTIFICATE

                         FOR PURCHASE OF COMMON STOCK

                      100,000 Warrants @ $3.00 Per Share

                        RENAISSANCE GOLF PRODUCTS, INC.
                            a Delaware corporation

                     Initial Issuance on October 29, 1997

            Void after 5:00 p.m. California Time, December 31, 2002

  This certifies that for value received AKA Charitable Remainder Unitrust #1, or registered assigns (the "Registered Holder"), is the owner of 100,000 Common Stock Purchase Warrants (the "Warrants") specified above issued in accordance with that certain Warrant Agreement dated October 29, 1997 by and between RENAISSANCE GOLF PRODUCTS, INC., a Delaware corporation (the "Company") and AKA Charitable Remainder Unitrust #1 (the "Warrant Agreement"). Each Warrant entitles the Registered Holder to purchase, subject to the terms and conditions set forth in the Warrant Agreement, one fully paid and nonassessable share of Common Stock, no par value, of the Company, at any time prior to 5:00 P.M., California time, on December 31, 2002 (the "Expiration Date"), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the Company's office, or its successor or agent (the "Warrant Agent") accompanied by payment of $3.00 per share (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company at 2919 East Granite Hollow Street, Sandy, Utah 84092 or otherwise in accordance with the payment provisions of the Warrant Agreement. At the option of the Registered Holder, the Warrants may be exercised by surrender of this Warrant Certificate for the Warrant Value (as defined in the Warrant Agreement). The Company will act as Warrant Agent until further notice to the Registered Holder.

  In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

  If the Expiration Date shall in the State of California be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M., California time, the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

                        RENAISSANCE GOLF PRODUCTS, INC.
                        2919 East Granite Hollow Street
                              Sandy, Utah  84092

  Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel the Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

  This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

  This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange thereof, subject to the limitations provided in the Warrant Agreement.

  The Company has agreed to register the shares issuable upon exercise of the Warrants under certain conditions as set forth in the Warrant Agreement.

  The Company agrees at all times to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable upon the exercise of this and all other Warrants or like tenor then outstanding.

  Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to receive any notice of any proceedings of the Company. No dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this Warrant shall be exercised.

  Except as otherwise above provided, this Warrant and all rights hereunder are transferable by the Registered Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed to the Company, only after approval by the Board of Directors of the Company.

  The Company may deem and treat the registered owner of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

  If at any time or from time to time the Company shall declare a stock dividend or, by subdivision, consolidation, or reclassification of shares, or otherwise, change as a whole the outstanding Common Shares into a different number of a class of shares, the number and class of shares so changed shall, for the purposes of this Warrant and the terms and conditions hereof, replace the shares outstanding immediately prior to such change, and the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which such change shall become effective, shall be proportionately adjusted. Irrespective of any adjustment or change in the Warrant purchase price or the number of Common Shares actually purchasable under this or any other Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable thereunder as the Warrant purchase price per share and the number of shares purchasable were expressed upon the Warrants when initially issued.

  Upon the happening of any event requiring an adjustment of the Warrant purchase price hereunder, the Company shall forthwith give written notice thereof to the Registered Holder stating the adjusted

Warrant purchase price and the adjusted number of Common Shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, The Board of Directors of the Company shall determine the computation made hereunder. In case any voluntary or involuntary dissolution, liquidation, or winding up of the Company shall at any time be proposed, the Company shall give at least 20 days' prior written notice thereof to the Registered Holder stating the date on which such event is to take place and the date (which shall be at least 20 days after the giving of such notice) as of which the holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such dissolution, liquidation, or winding up (on which date, in the event such dissolution, liquidation, or winding up shall actually take place, this Warrant and all rights with respect hereto shall terminate). Notices pursuant to this paragraph shall be given by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder appearing in the records of the Company.

  For the purposes of the foregoing paragraphs, the term "Common Shares" shall include the aggregate number of shares that the Company, by its Articles of Incorporation, as from time to time amended, is authorized to issue, which are not limited to a fixed sum or percentage of the par value in respect of the rights of the holders thereof to participate in dividends or in distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

  Any conflict in the terms of this Warrant Certificate and the terms of the Warrant Agreement shall be resolved with reference to the terms of the Warrant Agreement. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its duly authorized officer and its corporate seal to be imprinted hereon this 29th day of October, 1997.

RENAISSANCE GOLF PRODUCTS, INC.



By: /s/ John B. Hewlett
   ------------------------
   John B. Hewlett,
   Chairman of the Board



By: /s/ Bruce H. Haglund
   ------------------------
   Bruce H. Haglund,
   Secretary



CORPORATE SEAL

                                  ASSIGNMENT

                        RENAISSANCE GOLF PRODUCTS, INC.

  (To be executed by the Registered Holder to effect a transfer of the Warrant. No transfer or assignment shall be valid unless countersigned by the Secretary of RENAISSANCE GOLF PRODUCTS, INC., which signature shall evidence approval by the Board of Directors.)



  For value received____________________hereby sells, assigns, and transfers unto_________________________________________________________________________
this Warrant and the rights represented thereby to purchase Common Shares in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint the duly elected and acting Secretary of RENAISSANCE GOLF PRODUCTS, INC. as attorney-in-fact to transfer this Warrant on the books of RENAISSANCE GOLF PRODUCTS, INC., with full power of substitution.



Dated:_________________                  Signed:__________________________
                                                       , Registered Holder



Countersigned:

RENAISSANCE GOLF PRODUCTS, INC.


By:____________________
   Its Secretary

                               SUBSCRIPTION FORM

                        RENAISSANCE GOLF PRODUCTS, INC.

    (To be Executed by the Registered Holder in Order to Exercise Warrants)

  The undersigned Registered Holder hereby irrevocably elects to exercise ______ _______________ Warrants represented by the attached Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, tenders $_________________ as payment therefor and requests that certificates for such securities shall be issued in the name of

          [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER]

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                    [Please print or type name and address]

and be delivered to

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________________
                    [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     Dated:_______________                       _______________________________
                                                 Signature of Registered Holder

                                                 _______________________________

                                                 _______________________________
                                                 Address

                                                 _______________________________
                                                 Taxpayer Identification Number


                                                 _______________________________
                                                 Signature Guaranteed
ACCEPTED:

RENAISSANCE GOLF PRODUCTS, INC.


By:_______________________________
              , Authorized Officer